EXHIBIT 10

AMENDMENT NO. 10 TO AMENDED AND RESTATED

REDUCING REVOLVING LOAN AGREEMENT

                 This Amendment No. 10 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of May 25, 2004 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A. (under its former name, Bank of America National Trust and Savings Association), as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

                 1.      Amendment to definition of "New Subordinated Debt".   Section 1.1 of the Loan Agreement is hereby amended so that the definition of "New Subordinated Debt" reads in full as follows (with the understanding that the amendment to this definition will not affect the compliance with the Loan Agreement of any Indebtedness heretofore issued by the Borrower under the prior definition):

           "New Subordinated Debt" means Indebtedness of Borrower (and any Guaranty Obligation with respect thereto given by one or more of the Restricted Subsidiaries of the Borrower) that (a) is unsecured, (b) has no principal due or sinking fund requirement applicable prior to June 30, 2011 and (c) is issued pursuant to an indenture or other agreement that contains subordination provisions applicable to such Indebtedness and any such Guaranty Obligation, interest blockage provisions, events of default, representations and covenants that (i) are substantially the same as those in the Indenture governing Borrower's 9% Senior Subordinated Notes due 2011 (as determined by the Administrative Agent), (ii) are, taken as a whole, at least as favorable to holders of senior indebtedness and less restrictive on Borrower and the Restricted Subsidiaries (as determined by the Administrative Agent) as the terms governing Borrower's 9% Senior Subordinated Notes due 2011, or (iii) have been approved, in their sole discretion, in writing by the Requisite Lenders.

                 3.      Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

         (i)     Counterparts of this Amendment executed by all parties hereto;

         (ii)    Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

         (iii)   Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

                 4.      Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

                 5.      Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

                        IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Vice President Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: JANICE HAMMOND Janice Hammond Title: Vice President [Printed Name and Title]

Exhibit A to Amendment

CONSENT OF SUBSIDIARY GUARANTORS

                    Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

                    Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 10 to the Loan Agreement.

                    Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: May 25, 2004

HOTEL RAMADA OF NEVADA

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR DEVELOPMENT CORPORATION

By:     NEIL A. CIARFALIA
          Neil A. Ciarfalia
Title: Treasurer

AZTAR INDIANA GAMING CORPORATION

By:     N.W. ARMSTRONG, JR.
          Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

RAMADA NEW JERSEY, INC.

By:    NEIL A. CIARFALIA
         Neil A. Ciarfalia
Title: Treasurer

ATLANTIC-DEAUVILLE INC.

By:     NEIL A. CIARFALIA
          Neil A. Ciarfalia
Title: Treasurer

ADAMAR GARAGE CORPORATION

By:     NEIL A. CIARFALIA
          Neil A. Ciarfalia
Title: Treasurer

AZTAR MISSOURI GAMING CORPORATION

By:     N.W. ARMSTRONG, JR.
          Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

RAMADA NEW JERSEY HOLDINGS
CORPORATION

By:     NEIL A. CIARFALIA
          Neil A. Ciarfalia
Title: Treasurer

MANCHESTER MALL, INC.

By:     NEIL A. CIARFALIA
          Neil A. Ciarfalia
Title: Treasurer

RAMADA EXPRESS, INC.

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

ADAMAR OF NEW JERSEY, INC.

By:     NEIL A. CIARFALIA
          Neil A. Ciarfalia
Title: Treasurer

AZTAR INDIANA GAMING COMPANY, LLC

By:    Aztar Riverboat
          Holding Company, LLC,
          its Managing Member

By:     N.W. ARMSTRONG, JR.
          Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR RIVERBOAT HOLDING
COMPANY, LLC

By:    Aztar Indiana Gaming          Corporation, an Indiana          corporation, its Member

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
         [Printed Name and Title]

By:    Aztar Missouri Gaming          Corporation, a Missouri          corporation, its Member

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
         [Printed Name and Title]

AZTAR MISSOURI RIVERBOAT GAMING COMPANY, LLC

By:    Aztar Riverboat Holding
         Company, LLC,
          its Managing Member

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

ADAMAR OF NEVADA

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA REAL ESTATE COMPANY, LLC

By:    N.W. ARMSTRONG, JR.
         Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA DEVELOPMENT COMPANY, LLC By: N.W. ARMSTRONG, JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

Exhibit B to Amendment

CONSENT OF LENDER

                    Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

                     The undersigned Lender hereby consents to the execution and delivery of Amendment No. 10 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

                      Date: May 21, 2004

Bank of America, N.A. [Name of Institution] By SCOTT L. FABER Scott L. Faber Managing Director [Printed Name and Title]

                      Date: May 25, 2004

Bank of Scotland [Name of Institution] By KAREN WORKMAN Karen Workman Assistant Vice President [Printed Name and Title]

                      Date: May 25, 2004

Comerica West Incorporated [Name of Institution] By KEVIN T. URBAN Kevin T. Urban CBR [Printed Name and Title]

                      Date: May 24, 2004

Calyon New York Branch [Name of Institution] By DIANNE M. SCOTT Dianne M. Scott Managing Director [Printed Name and Title]
Calyon New York Branch [Name of Institution] By FRANK HERRERA Frank Herrera Director [Printed Name and Title]

                      Date: May 21, 2004

Deutsche Bank Trust Company Americas [Name of Institution] By STEVEN P. LAPHAM Steven P. Lapham Managing Director [Printed Name and Title]

                      Date: May 24, 2004

Societe Generale [Name of Institution] By THOMAS K. DAY Thomas K. Day Managing Director [Printed Name and Title]